Chesapeake Investors, Inc.

ANNUAL REPORT 2003

Dear Shareholder:

The financial report, contained herein, shows results for the fiscal year ended September 30, 2003. Net investment income totalled $695,904 or $.19 per share compared to $667,601 or $.18 per share for the previous year. The net asset value decreased to $4.22 per share from $4.24 per share as of September 30, 2002.

It is the Company’s intent to provide as high a level of income as possible, consistent with sound investment policies. The market is constantly monitored to achieve the objectives of a high level of income and the preservation of net asset value.

Sincerely,

Albert W. Turner,	Warren W. Pearce, Jr.,
Chairman of the Board	President

November 20, 2003

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Directors of

Chesapeake Investors, Inc.

We have audited the accompanying statement of assets and liabilities of Chesapeake Investors, Inc., including the schedule of investments in securities, as of September 30, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chesapeake Investors, Inc. as of September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

ARGY, WILTSE & ROBINSON, P.C.

McLean, Virginia

November 20, 2003

CHESAPEAKE INVESTORS, INC.

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2003

ASSETS:
Investments in Long-Term Securities, at Fair Value (Amortized Cost $14,319,762)	$15,537,986
Investments in Short-Term Securities (at cost which approximates market)	234,602
Accrued Interest Receivable	229,692

Total Assets	16,002,280

LIABILITIES:
Accounts Payable and Accrued Expenses	19,708

Total Liabilities	19,708

NET ASSETS:
Net Assets (Equivalent to $4.22 per share based on 3,783,960 shares of capital stock outstanding)	$15,982,572

See Notes to Financial Statements

CHESAPEAKE INVESTORS, INC.

SCHEDULE OF INVESTMENTS IN SECURITIES

SEPTEMBER 30, 2003

	Rating*	Face Amount	Amortized Cost	Fair Value
Investments in Long-Term Securities:
Alabama:
Birmingham, Alabama,
Refunding UT GO Bond 5.0%, due 4/1/19	AA	$420,000	$420,000	$443,532

Arizona:
Maricopa County
Arizona School District 5.5%, due 7/1/05	AAA	650,000	653,612	699,621
Phoenix
Arizona Civic Improvement Corp. 5.0%, due 7/1/18	AAA	400,000	421,676	428,748

Total Arizona		1,050,000	1,075,288	1,128,369

Arkansas:
Jefferson County, Arkansas
Single Family Mortgage 7.25%, due 12/1/10	Aaa	315,000	298,874	373,162
Little Rock, Arkansas
Single Family Mortgage, 7.3%:
due 9/1/04	AAA	35,000	34,838	37,028
due 9/1/05	AAA	40,000	39,626	44,677
due 9/1/06	AAA	35,000	34,519	40,870
due 9/1/07	AAA	45,000	44,198	54,267
due 9/1/08	AAA	50,000	48,918	61,860
due 9/1/09	AAA	50,000	48,740	63,016
due 9/1/10	AAA	30,000	29,143	38,212
due 9/1/11	AAA	5,000	5,000	6,406

Total Arkansas		605,000	583,856	719,498

CHESAPEAKE INVESTORS, INC.

SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2003

	Rating*	Face Amount	Amortized Cost	Fair Value
California:
California State
Water Revenue Serial W 5.5%, due 12/1/14	AAA	360,000	406,552	417,985

Florida:
City of Gainesville, Florida,
Utility System Revenue, 9.125%, due 10/1/05	AAA	500,000	500,000	538,400

Georgia:
Municipal Electric Authority 6%, due 1/1/05	AAA	700,000	706,025	741,096

Hawaii:
Hawaii State
UTGO Bond 6%, due 12/1/12	AAA	500,000	552,435	598,330

Illinois:
Chicago, Illinois
School Finance Authority 5%, due 6/1/09	AAA	650,000	633,614	679,146
Cook County School District
Berwyn South Serial A 5.25%, due 12/1/21	Aaa	400,000	426,842	425,068

Total Illinois		1,050,000	1,060,456	1,104,214

Louisiana:
Shreveport, Louisiana,
Single Family Mortgage, 6.75%, due 9/1/10	Aaa	295,000	273,914	344,126

CHESAPEAKE INVESTORS, INC.

SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2003

	Rating*	Face Amount	Amortized Cost	Fair Value
Massachusetts:
Massachusetts Bay
Transit Authority 5.75%, due 7/1/15	AAA	500,000	513,538	576,145

Michigan:
Lanse Creuse Michigan
Public Schools 4.5%, due 5/1/16	AAA	405,000	405,371	422,593
Michigan Municipal Bond
Authority 5.375%, due 10/1/15	AAA	400,000	434,065	448,736

Total Michigan		805,000	839,436	871,329

New Hampshire:
New Hampshire Municipal Bond
Series B 4.4%, due 8/15/16	AAA	500,000	498,847	517,565

New Jersey:
New Jersey State Ref-Ser F 5.25%, due 8/1/14	AA	750,000	758,412	832,899
New Jersey State
Transportation Trust 6%, due 12/15/16	AAA	700,000	753,422	842,022

Total New Jersey		1,450,000	1,511,834	1,674,921

New York:
New York State
Local Revenue 5.125%, due 4/1/10	AAA	400,000	395,821	442,280

CHESAPEAKE INVESTORS, INC.

SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2003

	Rating*	Face Amount	Amortized Cost	Fair Value
Ohio:
Cleveland, Ohio
Municipal School District 5%, due 12/1/22	AAA	300,000	313,664	310,767

Pennsylvania:
Pennsylvania Intergovernmental
Coop Authority Special
Tax Revenue 7%, due 6/15/04	AAA	500,000	501,787	521,225
Pennsylvania State Higher Education
Facilities Authority Revenue 6%, due 1/15/22	A	500,000	494,800	528,105

Total Pennsylvania		1,000,000	996,587	1,049,330

South Carolina:
Myrtle Beach
Water and Sewer Revenue 5.375%, due 3/1/16	AAA	400,000	434,240	446,928

Tennessee:
Tennessee Housing Development
Agency Home Ownership 5.375%, due 1/1/18	AA	500,000	500,000	519,240

Texas:
Texas Water Development
Board Revenue 5.5%, due 7/15/10	AAA	750,000	751,363	823,050

CHESAPEAKE INVESTORS, INC.

SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)

SEPTEMBER 30, 2003

	Rating*	Face Amount	Amortized Cost	Fair Value
Utah:
Salt Lake City, Utah
Hospital Revenue 8.125%, due 5/15/15	AAA	700,000	706,620	936,194

Washington:
Washington State Public Power 5.125%, due 7/1/17	AAA	400,000	393,486	427,732
King County, Washington
Sewer Revenue Refunding Bond 5.25%, due 1/1/17	AAA	350,000	379,667	383,670

Total Washington		750,000	773,153	811,402

West Virginia:
West Virginia School Building
Capital Improvement Bond 4.5%, due 7/1/15	AAA	500,000	506,133	523,285

Total Investments in Long-Term Securities		$14,035,000	$14,319,762	$15,537,986

*	Ratings – Standard & Poor’s or Moody’s Unaudited

	Face Amount	Cost
Investments in Short-Term Securities:
State Street Global Advisor
Tax Free Money Market Fund, 0.23%	$234,602	$234,602

Total Investments in Short-Term Securities	$234,602	$234,602

See Notes to Financial Statements

CHESAPEAKE INVESTORS, INC.

STATEMENT OF OPERATIONS

YEAR ENDED SEPTEMBER 30, 2003

INVESTMENT INCOME:
Interest Income	$815,479

EXPENSES:
Investment Advisory Fee	55,471
Custodian Fees	8,086
Transfer Agent and Dividend Disbursing Agent Fees	13,058
Legal and Auditing Services	16,811
Administrative Services	18,000
Compensation of Directors not Members of the Investment Adviser’s Organization	3,000
Printing Costs	4,328
Miscellaneous	821

Total Expenses	119,575

Net Investment Income	695,904

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized Gain On Investments:
Transactions (Excluding Short-Term Securities):
Proceeds from Sales	2,438,000
Cost of Investments Sold	2,367,617

Net Realized Gain on Investments	70,383

Unrealized Loss on Investments:
Unrealized Appreciation of Investments at Beginning of Year	1,360,051
Unrealized Appreciation of Investments at End of Year	1,218,224

Net Unrealized Loss on Investments	(141,827)

Net Realized Gain and Unrealized Loss on Investments	(71,444)

Net Increase in Net Assets Resulting from Operations	$624,460

See Notes to Financial Statements

CHESAPEAKE INVESTORS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED SEPTEMBER 30, 2003 AND 2002

	2003	2002
INCREASE IN NET ASSETS:
Operations:
Net Investment Income	$695,904	$667,601
Net Realized Gain on Investments	70,383	29,149
Net Unrealized Gain (Loss) on Investments	(141,827)	296,391

Net Increase in Net Assets Resulting from Operations	624,460	993,141

Dividends to Shareholders from:
Net Investment Income	(676,479)	(718,942)
Net Realized Gain on Investments	(23,543)	—

Total Increase (Decrease) in Net Assets	(75,562)	274,199

NET ASSETS:
Beginning of Year	16,058,134	15,783,935

End of Year (Including Undistributed Net Investment Income of $775,995 and $756,570, respectively, and undistributed net realized gains of $70,383 and $23,543, respectively.)	$15,982,572	$16,058,134

See Notes to Financial Statements

CHESAPEAKE INVESTORS, INC.

NOTES TO FINANCIAL STATEMENTS

(1) – SIGNIFICANT ACCOUNTING POLICIES

Chesapeake Investors, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company and invests solely in municipal obligations. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuation – Securities are valued at the mean between the latest bid and asked prices. Any securities for which market quotations are not readily available are appraised at fair value as determined in good faith under methods or procedures authorized by the Board of Directors.

B. Federal Income Taxes – The Company intends to comply with the provisions of the Internal Revenue Code available to investment companies and to distribute to shareholders annually all of its net investment income. Accordingly, no provision for Federal income tax is necessary. The Company, based on provisions of the Internal Revenue Code, expects to distribute income from capital gains to its shareholders. Accordingly, such gains will be taxable to the shareholders. The character of dividends from net investment income or net realized gains on investments may differ from their ultimate characterization for Federal income tax purposes due to accounting principles generally accepted in the United States of America and tax differences in the character of income and expense recognition.

C. Other – The Company follows industry practice and records security transactions on the trade date. Interest income is recorded on the accrual basis. Bond premiums and discounts are amortized to income ratably over the total number of months from date of purchase to date of maturity of the bonds. Certain securities have optional or mandatory tender features which give them a shorter effective maturity date.

(2) – CAPITAL STOCK

At September 30, 2003, there were 6,000,000 shares of $.50 par value capital stock authorized. Shares issued and outstanding at September 30, 2003 totalled 3,783,960.

(3) – PURCHASES AND SALES OF SECURITIES

Sales and maturities of securities during fiscal year 2003, other than short-term securities, aggregated $2,438,000.

Purchases of long-term securities during fiscal year 2003 aggregated $2,392,145.

For Federal income tax purposes, the identified cost of investments owned, excluding short-term securities, at September 30, 2003, was $14,133,897. Gross unrealized gains and losses totalled $1,408,760 and $4,671, respectively, for Federal income tax purposes at September 30, 2003.

(4) – INVESTMENT ADVISORY FEE AND TRANSACTIONS WITH AFFILIATES

Federated Investment Counseling, Inc. is the investment adviser to the Company. The advisory contract provides for an annual fee equal to .35 of 1% of the weighted average managed assets of the Company. The investment advisory fee for fiscal year 2003 totalled $55,471.

For fiscal year 2003, fees of $18,000 for administrative services were paid to Carrollton Enterprises Management Company, LLC. The Chairman of the Board is the owner of that firm.

(5) – DIVIDENDS

During fiscal year 2003, the Company distributed dividends of $700,022 to its shareholders. On October 2, 2003, the Company declared a $.045 per share dividend aggregating $170,278 payable October 30, 2003, to shareholders of record October 16, 2003. Of this amount $101,468 ($.0268 per share) represented a long-term capital gain for federal income tax purposes.

CHESAPEAKE INVESTORS, INC.

SUPPLEMENTARY INFORMATION

FINANCIAL HIGHLIGHTS

	YEARS ENDED SEPTEMBER 30,
	2003	2002	2001	2000	1999
PER SHARE DATA:*
Investment Income	$.22	$.21	$.22	$.23	$.23
Expenses	.03	.03	.03	.03	.03

Net Investment Income	.19	.18	.19	.20	.20
Dividends from:
Net Investment Income	(.18)	(.19)	(.19)	(.20)	(.21)
Net Realized Gain on Investments	(.01)	—	(.01)	(.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	(.02)	.08	.12	—	(.20)

Net Increase (Decrease) in Net Asset Value	(.02)	.07	.11	(.02)	(.21)
Net Asset Value:
Beginning of Year	4.24	4.17	4.06	4.08	4.29

End of Year	$4.22	$4.24	$4.17	$4.06	$4.08

RATIOS:
Ratio of Expenses to Average Net Assets	.75%	.75%	.73%	.73%	.79%
Ratio of Net Investment
Income to Average Net
Assets	4.34%	4.23%	4.69%	4.96%	4.82

*	Selected data for a share of capital stock outstanding throughout the year.

DIRECTORS	INVESTMENT ADVISER

Albert W. Turner	Federated Investment
Herndon G. Kilby	Counseling, Inc.
Warren W. Pearce, Jr.	Pittsburgh, Pennsylvania
Edna L. Ryon
Harry F. Breitback

CUSTODIAN

State Street Bank and Trust Company
North Quincy, Massachusetts

TRANSFER AGENT
OFFICERS

Registrar and Transfer Company
Albert W. Turner,	Cranford, New Jersey
Chairman of the Board
Warren W. Pearce, Jr.,	INDEPENDENT AUDITORS
President
Herndon G. Kilby,	Argy, Wiltse & Robinson, P.C.
Secretary-Treasurer	McLean, Virginia

OFFICES

11785 Beltsville Drive
Calverton, Maryland